SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of February 28, 2018, is entered into between Enphase Energy, Inc., a Delaware corporation (“Borrower”), each Lender (as defined in Section 14 of the Agreement (as defined below)), Obsidian Agency Services, Inc., a California corporation, in its capacity as collateral agent (the “Collateral Agent”) for Lenders and Cortland Capital Market Services LLC, in its capacity as administrative Agent (the “Administrative Agent” and together with Collateral Agent, the “Agents”).
WHEREAS, Borrower, Agents and Lenders entered into that certain Amended and Restated Loan and Security Agreement dated as of February 10, 2017 (the “Original Agreement”), as amended pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of June 9, 2017 (the “First Amendment” and together with the Original Agreement, the “Agreement”);
WHEREAS, Borrower desires to reduce the amortization under the Agreement as more particularly provided herein.
WHEREAS, Lenders and Agents are willing to amend the Agreement as provided for herein.
NOW, THEREFORE, based on the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agents and Lenders hereby agree:
1.Capitalized terms used but not defined herein shall have the meaning provided in the Agreement.
2.For the period beginning March 1, 2018 though December 31, 2018, (a) notwithstanding the requirements of Section 1.2(b) of the Agreement, Borrower shall be required to pay only fifty percent (50%) of the principal repayments otherwise required by Section 1.2(b) of the Agreement, and (b) notwithstanding anything in Section 1.2(c)(ii) of the Agreement to the contrary, Borrower shall not prepay any part of the Term Loan without Collateral Agent’s prior written consent.
3.Except as specifically amended in Paragraph 2, above, the Agreement shall remain unchanged, in full force and effect in accordance with its terms.
4.Borrower hereby represents, warrants and covenants to Agent and Lender as follows:
a.    Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
b.    Other than the Subsidiaries listed in Section 4.1(a) of the Perfection Certificate, Borrower has no direct or indirect Subsidiaries.
c.    The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case other than as already been obtained, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or the Agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be currently bound or affected.

Second Amendment to
A/R LSA – Enphase Energy, Inc.

d.    No Event of Default exists under the Agreement or any of the other Loan Documents, and all of Borrower’s representations and warranties contained in the Loan Documents are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.
5.The execution of this Amendment and all other agreements and instruments related hereto shall not be deemed to be a waiver of any Event of Default under the Loan Documents, whether or not known to Agent or Lender and whether or not existing on the date of this Amendment.
6.Release of Agent/Lender.
a.    Borrower, for itself and on behalf of its Subsidiaries, respective heirs, legal representatives and successors and assigns, as applicable, hereby releases Agent, Lender and all of their Affiliates, shareholders, partners, predecessors, employees, officers, directors, attorneys, parent corporations, subsidiaries, agents, participants, assignees, servicers and receivers (collectively, the “Released Parties”), except for claims, disputes, differences, liabilities and obligations arising under this Amendment, the Agreement and the other Loan Documents after the date hereof, from any and all known and unknown claims, disputes, differences, liabilities and obligations of any and every nature whatsoever that Borrower or any of them may have or claim, as of the date hereof or as of any prior date, against any one or more of the Released Parties arising from, based upon or related to the Loan Documents, or any other agreement, understanding, action or inaction whatsoever with regard to the Loan Documents or any transaction or matter related thereto, including, without limitation, the origination and servicing of the Term Loan and the enforcement or attempted enforcement of any rights or remedies for default or asserted default under the Loan Documents (collectively, the “Released Claims”).
b.    Borrower further acknowledges and agrees that the Released Claims include, among other things, all claims arising out of or with respect to any and all transactions relating to the Loan Documents based on any fact, act, inaction, or other occurrence or nonoccurrence on or prior to the date hereof, including, without limitation, any breach of fiduciary duty or duty of fair dealing, breach of confidence, breach of loan commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violation of the Racketeer Influenced and Corrupt Organizations Act, violation of any other statute, ordinance or regulation, intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations or prospective business advantage, tortious interference with corporate governance, breach of contract, bad practices, unfair competition, libel, slander, conspiracy or any claim for wrongfully accelerating the Term Note or attempting to foreclose on, or obtain a receiver for, any collateral for the Term Note and all statutory claims and causes of action of every nature.
c.    In connection with the release contained in this Section 6 of this Amendment (the “Release”), Borrower acknowledges that it is aware that it may hereafter discover facts in addition to or different from those that it now knows or believes to be true with respect to the Released Claims, but that it is Borrower’s intention hereby fully, finally and forever to settle and release all claims, disputes, differences, liabilities and obligations, known or unknown, suspected or unsuspected, that now exist, may exist or heretofore have existed by Borrower against any one or more of the Released Parties. In furtherance of that intention, the Release contained in this Amendment shall be and remain in effect as a full and complete release notwithstanding the discovery of the existence of any such additional or different facts.
d.    The Release contained in this Amendment shall be effective and irrevocable upon the execution of this Amendment by Agent, Lender and Borrower without any further documentation.

Second Amendment to
A/R LSA – Enphase Energy, Inc.

e.    BORROWER AGREES AND ACKNOWLEDGES THAT THE RELEASED CLAIMS ARE NOT LIMITED TO MATTERS THAT ARE KNOWN OR DISCLOSED TO BORROWER AND THAT THE RELEASED CLAIMS INCLUDE ALL CLAIMS, DISPUTES, DIFFERENCES, LIABILITIES AND OBLIGATIONS THAT BORROWER DOES NOT KNOW OR SUSPECT TO EXIST AS OF THE DATE HEREOF. BORROWER UNDERSTANDS THAT IT IS GIVING UP ALL RIGHTS AND CLAIMS AGAINST AGENT AND LENDER AND THE OTHER RELEASED PARTIES, KNOWN OR UNKNOWN, THAT ARE IN ANY WAY RELATED TO THE COLLATERAL OR THE LOAN.
f.    THE PARTIES SPECIFICALLY ALLOCATE THE RISK OF ANY MISTAKE IN ENTERING INTO THE RELEASE TO THE PARTY OR PARTIES CLAIMING TO HAVE BEEN MISTAKEN.
g.    Borrower acknowledges having read and understood and hereby waives the benefits of Section 1542 of the California Civil Code, which provides as follows (and hereby waives the benefits of any similar law of the state that may be applicable):
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
7.The recitals set forth above are true and correct, and are incorporated by reference to this Amendment. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered (whether by facsimile, electronically or otherwise) shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Sections 11 and 13 of the Agreement are hereby incorporated by reference to this Amendment, mutatis muntandis.
[Signature page follows.]

Second Amendment to
A/R LSA – Enphase Energy, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

LENDER:

Tennenbaum Special Situations Fund IX, LLC
Tennenbaum Special Situations IX-A, LLC
Tennenbaum Special Situations IX-O, L.P.
Tennenbaum Special Situations IX-C, L.P.

Each, a Lender

By: Tennenbaum Capital Partners, LLC, their Investment Manager

By: __/s/Philip Tseng_______________
Name: ___Philip Tseng______________
Title: ___Managing Partner___________
Address:
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attention: Asher Finci

Second Amendment to
A/R LSA – Enphase Energy, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

COLLATERAL AGENT:

Obsidian Agency Services, Inc.

By: _/s/ Philip Tseng_______________

Name: Philip Tseng
Title: Vice President

Second Amendment to
A/R LSA – Enphase Energy, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ADMINISTRATIVE AGENT:

Cortland Capital Market Services LLC

By: /s/ Emily Ergang Pappas_________

Name: Emily Ergang Pappas
Title: Associate Counsel

Second Amendment to
A/R LSA – Enphase Energy, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

Enphase Energy Inc

By: /s/ Bert Garcia_________

Name: Bert Garcia
Title: CFO

Second Amendment to
A/R LSA – Enphase Energy, Inc.